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                                                       Exhibit 11.1
                                            Computation of Net Loss Per Share


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                                                          Three Months Ended                     Six Months Ended
                                                               June 30,                              June 30,
                                                   ----------------------------------    ----------------------------------
                                                        1996              1995                1996              1995
                                                   ----------------  ----------------    ----------------  ----------------
Primary
Net loss                                           $   (1,682,000)   $    (2,536,000)    $    (8,484,000)  $    (4,158,000)
                                                   ================  ================    ================  ================

Weighted average common shares outstanding             11,872,255          9,610,803          11,148,338         9,372,197
                                                   ----------------  ----------------    ----------------  ----------------
Net loss per share                                 $        (0.14)   $         (0.26)    $         (0.76)  $         (0.44)
                                                   ================  ================    ================  ================



Fully diluted
Net loss                                           $   (1,682,000)   $    (2,536,000)    $    (8,484,000)  $    (4,158,000)
                                                   ================  ================    ================  ================

Weighted average common shares outstanding             11,872,255          9,610,803          11,148,338         9,372,197
                                                   ----------------  ----------------    ----------------  ----------------
Net loss per share                                 $        (0.14)   $         (0.26)    $         (0.76)  $         (0.44)
                                                   ================  ================    ================  ================


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